UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)       MAY 10, 2005
                                                       -------------------------


                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-81808                                          22-3276290
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                       07470
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                                                  Address, including zip code
                                                                                                     and telephone number,
                                   State or other jurisdiction                                      including area code, of
  Exact name of registrant as          of incorporation or           Registration No./I.R.S.         registrant's principal
    specified in its charter               organization            Employer Identification No.         executive offices
    ------------------------               ------------            ---------------------------         -----------------
Building Materials                           Delaware                     333-69749-01/                 1361 Alps Road
Manufacturing Corporation                                                  22-3626208                   Wayne, NJ 07470
                                                                                                        (973) 628-3000





















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
ITEM 8.01. OTHER EVENTS

           On May 10, 2005, Mr. Richard A. Weinberg resigned from his positions as Executive Vice President, General Counsel and Secretary of Building Materials Corporation of America (the "Company"), to be effective immediately, after twelve years of service with the Company, in order to pursue another opportunity. Mr. Weinberg also resigned his positions and directorships from all other affiliated companies, including our parent, G-I Holdings Inc. ("G-I Holdings"). On the same date, the Company announced the appointment of Mr. Peter
J. Ganz to the position of Acting General Counsel, and G-I Holdings announced the appointment of Mr. Ganz to the position of Chief Executive Officer, President, General Counsel and Secretary. Mr. Ganz has been Senior Vice President - Litigation and Legal Affairs and Deputy General Counsel of the Company and of G-I Holdings since April 2002.

           Mr. Weinberg will remain with the Company until July 15, 2005, during which time Mr. Weinberg will be transitioning his duties as General Counsel to Mr. Ganz.

           Attached as Exhibit 99.1 is a communication distributed by the Company regarding Mr. Weinberg's departure and Mr. Ganz' appointments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

 99.1      Company announcement.















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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION


Dated: May 16, 2005               By: /s/ John F. Rebele
                                      -------------------------------------
                                      Name: John F. Rebele
                                      Title: Senior Vice President and
                                             Chief Financial Officer

















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
                                  EXHIBIT INDEX



      EXHIBIT NO.                 DESCRIPTION
      -----------                 -----------

         99.1                 Company announcement.






























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